UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) October 24, 2003

Matrix Service Company

(Exact name of registrant as specified in its charter)

Delaware	0-18716	73-1352174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10701 East Ute Street Tulsa, Oklahoma	74116
(Address of principal executive offices)	(Zip Code)

(918) 838-8822

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure

On October 24, 2003, Matrix Service Company (the “Registrant”) issued a press release clarifying the October 22, 2003 press release that announced a one-for-one stock dividend on the Company’s shares of common stock. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 24, 2003, clarifying the October 22, 2003 press release that announced a one-for-one stock dividend on the Company’s shares of common stock

The information in this Current Report on Form 8-K, and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: October 24, 2003	By:	/s/ Michael J. Hall

Michael J. Hall
Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 24, 2003, clarifying the October 22, 2003 press release that announced a one-for-one stock dividend on the Company’s shares of common stock